Investor Presentation Second Quarter - 2020 0

CAUTIONARY STATEMENTS This presentation contains "forward-looking statements“ within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in the Company’s future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding and future profitability; (v) statements regarding the potential effects of the COVID-19 pandemic on the Company’s business and financial results and conditions; and (vi) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for loan losses resulting from the COVID-19 pandemic; the Company’s ability to implement its various strategic and growth initiatives; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; interest rate risk; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; and risks that the anticipated benefits from the transactions with LBC Bancshares, Inc. and PFB Mortgage are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. 1

NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measure to GAAP financial measures. The non-GAAP financial measures used in this presentation include the following: operating noninterest expense, operating net income, adjusted earnings per diluted share, tangible book value per common share and operating efficiency ratio. The most comparable GAAP measures are noninterest expense, net income, diluted earnings per share, book value per common share and efficiency ratio, respectively. Operating noninterest expense, operating net income and operating efficiency ratio all exclude acquisition- related expenses. Adjusted earnings per diluted share includes the adjustments to operating net income. Tangible book value excludes goodwill and other intangibles. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Colony Bankcorp, Inc. performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Colony Bankcorp, Inc. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 2

COMPANY PROFILE Locations . Founded in 1975 . Headquartered in Fitzgerald, Georgia Atlanta Athens . $1.8 billion in assets at June 30, 2020 Conyers . 33 locations in Georgia Augusta . 376 team members LaGrange Macon . Traded on NASDAQ – symbol “CBAN” Warner Robins . The eighth largest Georgia-based bank in Statesboro Columbus the state and the largest community bank Savannah headquartered outside of Atlanta as of Fitzgerald March 31, 2020* Albany . New leadership joined July 2018 . Strategic plan for profitable growth Valdosta . Track record of solid organic growth . Successful execution of acquisitions *Source: S&P Global Market Intelligence 3

LEADERSHIP TEAM Years Years in Name Position With Banking Colony T. Heath Fountain President and Chief Executive Officer 20 2 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 17 17 Leonard H. “Lenny” EVP, Chief Credit Officer 25 1 Bateman Kimberly Dockery EVP, Chief Administrative Officer 14 2 Max "Eddie" Hoyle EVP, Chief Banking Officer 41 9 Tracie Youngblood EVP, Chief Financial Officer 26 1 4

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Proactive business development system . Increased accountability for loan and deposit production . Created incentive plans to motivate bankers . Retail marketing plan to grow deposits . Streamlined our consumer and commercial deposits products . Larger national and regional banks with large market share in our footprint are more focused on large MSAs . Organic growth of checking and money market accounts of 16% in the first six months of 2020 5

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Technology and regulatory headwinds are causing industry consolidation . Industry consolidation is creating opportunity to acquire customers and talent . Acquisition of both LBC Bancshares, Inc. (“LBC”), holding company of Calumet Bank, and PFB Mortgage in May 2019 . Entered the Augusta, GA market in December 2019 by hiring an experienced commercial banker with a niche focus in homebuilder finance . Expanded Savannah and Augusta footprint through acquisition of Cadence Bank’s East Georgia Homebuilder Finance Loan portfolio 6

ACQUISITION ACTIVITY Overview Franchise Footprint . Completed acquisition of LBC on May 1, 2019 Atlanta Athens Conyers . Holding company for Calumet Bank Augusta LaGrange Macon . Natural expansion into logical, Warner Robins Statesboro contiguous markets in western Georgia Columbus . Savannah Added two branches in LaGrange and Fitzgerald Columbus, GA Albany . Potential to be rapidly accretive to Valdosta Locations earnings with a short tangible book Locations acquired in LBC acquisition earnback . Provides ability to increase scale and build on existing operations in western Georgia 7

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Increase operating efficiency . Optimize our balance sheet for improved earnings . Improve processes for efficiency and better controls . Run a more efficiently staffed branch network . Utilize technology to lower operating costs . Align our staffing and procedures to adhere to industry best practices for service and efficiency 8

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Increase operating efficiency . Increase non-interest income . Growing our deposit account customer base increases service charge and interchange revenue . Acquisition of PFB Mortgage added to our mortgage team in 2019 . Started a Small Business Specialty Lending division to offer SBA, USDA and other government guaranteed loan products . Look to add wealth management and other lines of business 9

MORTGAGE DIVISION . In May 2019, Colony Bank acquired PFB Mortgage, which had more than $100 million in annual mortgage production in 2019 . Added to our team by adding originators in Albany, Athens, Macon, Savannah, Statesboro and Warner Robins . Added seasoned mortgage executives through acquisition . Increased volume in Mortgage division production: . 190 loans totaling $35.6 million in the first quarter of 2020 . 317 loans totaling $61.8 million in the second quarter of 2020 . Added experienced origination teams in Augusta, LaGrange, and Savannah, focused on expanding business 10

SMALL BUSINESS SPECIALTY LENDING GROUP . In July 2019, opened a metro Atlanta office for Small Business Specialty Lending (SBSL) Group focused on Small Business Administration (SBA) lending and other government guaranteed loans . 11 team members added, including three business development officers, led by two veteran bankers, Darren Davis, President, and Stephen T. Kruto, Director of Operations . Originated loans under SBA Paycheck Protection Program (PPP), resulting in 1,672 loans totaling over $137.8 million . Opportunity to expand SBA and USDA lending during uncertain times 11

DRIVING HIGH PERFORMANCE . Achieve strong organic growth each year . Seize on expansion opportunities . Improve operating efficiency . Increase non-interest income . Create a culture of high performance . Instill behaviors and habits that lead to great results . Coaching team members to improve performance . Increase incentive and performance based compensation . Pursue open communication and honest feedback 12

VALUE PROPOSITION TO OUR CUSTOMERS . Since our founding in 1975, our mission is to provide an alternative to traditional banking that our customers deserve . Focus on relationships that are beneficial to the customer and the Bank – one-sided relationships and transactions do not create value . Strive to be trusted advisors and give consultative advice . Nimble and responsive to customer needs . Team members are passionate about delivering solutions 13

ANNUAL FINANCIAL HIGHLIGHTS 2015 2016 2017 2018 2019 Diluted earnings per share $0.71 $0.84 $0.87 $1.40 $1.12 Adjusted earnings per $0.80 $0.87 $1.12 $1.43 $1.35 diluted share (1) Dividends per share $0.00 $0.00 $0.10 $0.20 $0.30 Return on average assets 0.52% 0.62% 0.63% 0.99% 0.72% Return on average total equity 5.90% 7.17% 8.28% 13.32% 8.72% Net interest margin 3.52% 3.51% 3.46% 3.56% 3.61% Efficiency ratio 71.92% 71.74% 69.19% 70.05% 77.93% 14

FINANCIAL HIGHLIGHTS Trailing 5 quarters 2Q2019 3Q2019 4Q2019 1Q2020 2Q2020 Diluted earnings per share $0.23 $0.27 $0.29 $0.17 $0.23 Adjusted earnings per $0.40 $0.34 $0.32 $0.19 $0.25 diluted share (1) Dividends per share $0.075 $0.075 $0.075 $0.10 $0.10 Return on average assets 0.60% 0.67% 0.73% 0.42% 0.52% Return on average total equity 7.43% 7.86% 8.47% 4.79% 6.47% Net interest margin 3.57% 3.64% 3.72% 3.63% 3.41% Efficiency ratio 82.28% 79.94% 77.24% 77.32% 72.75% (1) See non-GAAP reconciliation table on slide 27 15

ANNUAL BALANCE SHEET FINANCIAL HIGHLIGHTS (Dollars in millions) 2015 2016 2017 2018 2019 Total assets $ 1,174.2 $ 1,210.4 $ 1,232.8 $ 1,251.9 $ 1,515.3 Loans $ 758.7 $ 754.3 $ 765.3 $ 782.4 $ 971.2 Unearned income $ (0.4) $ (0.4) $ (0.5) $ (0.5) $ (0.6) Unamortized discount on $ - $ - $ - $ (0.3) $ (1.7) acquired loans Allowance for loan losses $ (8.6) $ (8.9) $ (7.5) $ (7.3) $ (6.9) Total loans, net $ 749.7 $ 745.0 $ 757.3 $ 774.3 $ 962.0 Total deposits $ 1,011.6 $ 1,044.4 $ 1,068.0 $ 1,085.1 $ 1,294.2 NPA/Total assets 1.98% 1.55% 0.95% 0.90% 0.73% 16

BALANCE SHEET FINANCIAL HIGHLIGHTS Trailing 5 quarters (Dollars in millions) 2Q2019 3Q2019 4Q2019 1Q2020 2Q2020 Total assets $ 1,506.5 $ 1,477.7 $ 1,515.3 $ 1,510.0 $ 1,777.6 Loans $ 937.6 $ 960.8 $ 971.2 $ 990.8 $ 1,119.6 Unearned income $ (0.6) $ (0.6) $ (0.6) $ (0.5) $ (4.4) Unamortized discount on $ (2.3) $ (2.0) $ (1.7) $ (1.3) $ (1.2) acquired loans Allowance for loan losses $ (6.8) $ (6.6) $ (6.9) $ (8.4) $ (10.3) Total loans, net $ 927.9 $ 951.6 $ 962.0 $ 980.6 $ 1,103.7 Total deposits $ 1,297.7 $ 1,251.3 $ 1,293.7 $ 1,293.1 $ 1,421.8 NPA/Total assets 0.76% 0.70% 0.69% 0.91% 0.75% 17

SHAREHOLDER FOCUSED DIVIDEND POLICY Quarterly Dividend Payment $0.10 $0.075 $0.05 $0.025 2017 2018 2019 2020 The current indicated annual rate is $0.40 per share, equating to a yield of 3.4% and a payout ratio of 43% 18

CAPITAL RATIOS 15.6% 15.9% 14.6% 15.0% 13.2% 13.4% 13.3% 12.7% 12.2% 12.5% 12.4% 11.8% 10.3% 10.4% 9.9% 10.2% 10.3% 9.0% 9.3% 9.2% 2017 2018 2019 2Q2019 2Q2020 Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio 19

SOLID CORE DEPOSIT FRANCHISE As of June 30, 2020 Time Deposits 21% Interest-Bearing Demand 28% Savings and Noninterest-Bearing Money-markets Demand 28% 23% Total Deposits: $1.42 billion MRQ Cost of Deposits: 0.41% 20

LOAN PORTFOLIO BREAKDOWN (1) As of June 30, 2020 $1,119.6 million $837.7 million Residential Commercial Real Estate real estate real estate 75% 26% 51% Commercial and agricultural 23% Farmland 8% Commercial Consumer and Residential construction 9% Other 2% construction 6% (1) Represents gross loan balances. 21

LOAN PORTFOLIO (1) (Dollars in millions) Organic Loan Growth (Excluding PPP Loans) of $20.5 million - 2% $990.8 $981.8 $937.6 $960.8 $971.2 $863.0 $798.3 $828.4 $850.5 $842.5 (2) 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 Total Loans Organic Loans (1) Represents gross loan balances. (2) Excludes PPP loans totaling $137.8 million. 22

COVID-RELATED ACTIVITY . Originated $137.8 million in PPP loans . Prospected new customers from larger banks and executed non-PPP loans and other fee-generating income . Branches have been reconfigured and are currently open and operating in a way to protect team members and customers . Able to serve customers through drive through only and drive-up options, if shutdowns re-occur . Offered consumer and commercial customers loan modifications in accordance with regulatory guidance 23

COVID-RELATED ACTIVE LOAN DEFERRALS BY COLLATERAL TYPE (as of July 31, 2020) (Dollars in millions) Number Amount Hotel 9 $ 19,595.5 Retail 9 $ 7,872.5 Restaurants 0 $ 0.0 1-4 Family Investment Properties 30 $ 2,936.3 Office (not medical) 4 $ 2,779.6 Shopping Center 1 $ 2,076.3 All Other 8 $ 688.7 Total 61 $ 35,948.9 (1) (1) Original loan total was $181,797.7 24

COVID-RELATED DEFERRED HOTEL LOANS (as of July 31, 2020) . $15.3 million or 78% in Savannah, GA, MSA . $11.0 million or 56% in limited service hotels . Hotel flags: . $8.5 million or 43% top tier . $10.8 million or 55% lower tier . $0.3 million or 2% independent 25

INVESTMENT CONSIDERATIONS . Well positioned for continued organic growth . Potential for accelerated growth through acquisitions . Improving earnings outlook . Shareholder friendly dividend policy . Opportunities created by industry consolidation . Seasoned leadership with a proven track record 26

RECONCILIATION OF NON-GAAP MEASURES

(Dollars in thousands, except per share data)

	2019			2020	
	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter
Operating noninterest expense reconciliation					
Noninterest expense (GAAP)	$ 13,014	$ 13,358	$ 13,496	$ 13,251	$ 13,375
Acquisition-related expenses	(1,928)	(2,076)	(861)	(287)	(220)
Operating noninterest expense	$ 11,086	$ 11,282	$ 12,635	$ 12,964	$ 13,155
Operating net income reconciliation					
Net income (GAAP)	$ 2,101	$ 2,518	$ 2,756	$ 1,603	$ 2,214
Acquisition-related expenses	1,928	861	335	287	220
Income tax benefit	(404)	(181)	(70)	(60)	(46)
Operating net income	$ 3,625	$ 3,198	$ 3,021	$ 1,830	$ 2,388
Weighted average diluted shares	9,089,461	9,494,771	9,494,859	9,498,783	9,498,783
Adjusted earnings per diluted share	$ 0.40	$ 0.34	$ 0.32	$ 0.19	$ 0.25
Tangible book value per common share reconciliation					
Book value per common share (GAAP)	$ 13.32	$ 13.65	$ 13.74	$ 14.35	$ 14.59
Effect of goodwill and other intangibles	(2.07)	(2.04)	(2.06)	(2.06)	(1.96)
Tangible book value per common share	$ 11.25	$ 11.61	$ 12.29	$ 12.29	$ 12.63
Operating efficiency ratio calculation					
Efficiency ratio (GAAP)	82.24%	79.94%	77.24%	77.32%	72.75%
Acquisition-related expenses	12.18%	5.26%	1.92%	1.68%	1.20%
Operating efficiency ratio	70.06%	74.68%	75.32%	75.64%	71.55%

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COLONY BANKCORP, INC.

NASDAQ: CBAN 28